Summary Prospectus Supplement	October 31, 2018

Putnam Short-Term Municipal Income Fund
Summary Prospectus dated March 30, 2018

Effective December 1, 2018, the prospectus is supplemented as follows:

The following paragraph replaces similar disclosure under Fees and expenses:

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 12 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

The following information replaces similar information for class A shares under Fees and expenses – Shareholder fees:

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as
Share	imposed on purchases (as a	a percentage of original purchase price or
class	percentage of offering price)	redemption proceeds, whichever is lower)
Class A	2.25%	1.00% †

† Applies only to certain redemptions of shares bought with no initial sales charge.

The following information replaces similar information for class A shares under Fees and expenses – Example:

Share class	1 year	3 years	5 years	10 years
Class A	$285	$633	$1,005	$2,049

The following information replaces similar information for class A shares under Investments, risks, and performance – Performance – Average annual total returns after sales charges:

		Since inception
Share class	1 year	(3/18/13)
Class A before taxes	-0.93%	0.00%
Class A after taxes on distributions	-0.94%	0.00%
Class A after taxes on distributions and sale of fund shares	-0.12%	0.14%

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